EXHIBIT 1

                             JOINT FILING AGREEMENT


     This will confirm the agreement by and among all the undersigned that the Amendment No. 1 to Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of common stock, par value $0.01 per share, of Vesta Insurance Group, Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 13, 2004

                                   CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                                   By: Capital Z Partners, Ltd., its ultimate
                                       general partner


                                   By:   /s/ David A. Spuria
                                        ----------------------------------------
                                        David A. Spuria
                                        General Counsel, Vice President of
                                        Administration and Secretary


                                   CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                                   By: Capital Z Partners, Ltd., its ultimate
                                       general partner


                                   By:  /s/ David A. Spuria
                                      ------------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary


                                   CAPITAL Z PARTNERS, L.P.
                                   By: Capital Z Partners, Ltd., its ultimate
                                       general partner


                                   By:  /s/ David A. Spuria
                                      ------------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary


                                   CAPITAL Z PARTNERS, LTD.
                                   By: Capital Z Partners, Ltd., its ultimate
                                       general partner


                                   By:  /s/ David A. Spuria
                                      ------------------------------------------
                                          David A. Spuria
                                          General Counsel, Vice President of
                                          Administration and Secretary


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